UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 6, 2021

Date of Report (Date of earliest event reported)

Mountain Crest Acquisition Corp. II

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39864	85-3472546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 West 43rd Street, 12th Floor New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 493-6558

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	MCADU	The Nasdaq Stock Market LLC
Common Stock	MCAD	The Nasdaq Stock Market LLC
Rights	MCADR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On April 6, 2021, Mountain Crest Acquisition Corp. II, a Delaware corporation (“MCAD”) entered into an agreement and plan of merger (as it may be amended or restated from time to time the “Merger Agreement”), by and among MCAD Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of MCAD (“Merger Sub”), and Better Therapeutics, Inc. a Delaware corporation (“BTX”).

The Merger Agreement was unanimously approved by MCAD’s board of directors on March 29, 2021. Pursuant to the terms of the Merger Agreement, at the closing of the transactions contemplated thereby, Merger Sub will merge with and into BTX (the “Merger” or “Business Combination”), with BTX being the surviving corporation and following the merger BTX will be a wholly owned subsidiary of MCAD. In connection with the Business Combination, MCAD shall be renamed “Better Therapeutics, Inc.”

Consideration

Under the Merger Agreement, MCAD has agreed to acquire all of the outstanding shares of BTX common stock in exchange for 15,000,000 shares of MCAD’s common stock, par value $0.0001 per share (“MCAD Common Stock”), subject to adjustment as explained below (the “Merger Consideration”). BTX shall deliver to MCAD, two business days prior to the closing of the Merger (the “Closing”), the calculation of BTX’s net debt (the “Net Debt”), by 8:00 PM Eastern Time (the “Net Debt Calculation Date”). Net Debt means, without duplication, (i) the amount outstanding under the Paycheck Protection Program Loan Promissory Note dated May 9, 2020 issued by Celtic Bank Corporation to BTX, minus (ii) the cash of BTX, in each case, as of the Net Debt Calculation Date. The Merger Consideration shall be adjusted as follows to account for the Net Debt: (a) if Net Debt is greater than $0.00 (the “Net Debt Target”), then the Merger Consideration shall be reduced at a rate of one share of MCAD Common Stock for each $10.00 increment that the Net Debt is greater than the Net Debt Target; (b) if Net Debt is less than the Net Debt Target, then the Merger Consideration shall be increased at a rate of one share of MCAD Common Stock for each $10.00 increment that the Net Debt is less than the Net Debt Target; or (c) if Net Debt equals the Net Debt Target, then no adjustment will be made to the Merger Consideration. Any adjustment to the Merger Consideration pursuant to this Section 2.2 shall be in whole shares of MCAD Common Stock and no adjustment shall be made for any divergence that is in an increment of less than $10.00.

BTX shall also deliver to MCAD two business days prior to the Closing, an equityholder allocation schedule setting forth each shareholder of BTX common stock (each a “BTX Shareholder”), as of the Closing, and such BTX Shareholder’s percentage of the Merger Consideration.

On the date the Merger is effective (the “Effective Time”) by virtue of the Merger and without any action on the part of MCAD, Merger Sub, BTX:

a.       each share of BTX common stock (other than BTX restricted stock) issued and outstanding immediately prior to the Effective Time shall be canceled and automatically converted into such BTX Shareholder’s right to receive, without interest, the number of shares of MCAD Common Stock equal to the product of (i) the number of shares of BTX common stock (other than BTX restricted stock) held by such BTX Shareholder and (ii) the “Exchange Ratio” determined by dividing (A) the Merger Consideration (after giving effect to the Net Debt adjustment, if any) by (B) the issued and outstanding number of shares of BTX common stock as of the Closing;

b.       each BTX stock option (whether vested or unvested) that is outstanding and unexercised immediately prior to the Effective Time shall be assumed by MCAD and automatically converted into an option to purchase shares of MCAD Common Stock (each an “Assumed Option”). The number of shares of MCAD Common Stock (rounded down to the nearest whole share) that are subject to each Assumed Option shall be equal to the product of (i) the number of shares of BTX common stock subject to the BTX stock option and (ii) the Exchange Ratio, and the exercise price per share of the Assumed Option (rounded up to the nearest whole cent) shall be equal to the quotient obtained by dividing (A) the exercise price per share of the BTX stock option by (B) the Exchange Ratio. Each Assumed Option will continue to be subject to the terms and conditions set forth in the BTX stock option plan and its applicable grant agreement (except any references therein to BTX or shares of BTX common stock will instead mean the MCAD and shares of MCAD Common Stock, respectively). MCAD shall take all corporate action necessary to reserve for future issuance, and shall maintain such reservation for so long as any Assumed Options remain outstanding, a sufficient number of shares of MCAD Common Stock for delivery upon the exercise of such Assumed Options.;

c.       each award of BTX restricted stock that is outstanding immediately prior to the Effective Time shall be assumed by MCAD and automatically converted into an award of restricted MCAD Common Stock with the number of shares of MCAD Common Stock equal to the product of (i) the number of shares of BTX restricted stock and (ii) the Exchange Ratio (the “Assumed Restricted Stock Award”). Each Assumed Restricted Stock Award will continue to be subject to the terms and conditions set forth in the applicable restricted stock agreement (except any references therein to BTX or shares of BTX common stock will instead mean the MCAD and shares of MCAD Common Stock, respectively); and

d.       each share of common stock of Merger Sub, par value $0.0001 per share issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the BTX, the surviving corporation in the Merger.

MCAD Post-Closing Board of Directors and Executive Officers

Immediately following the Closing, MCAD’s board of directors will consist of no more than seven directors of which MCAD has the right to designate one director and the remaining six directors will be designated by BTX. At Closing, all of the executive officers of MCAD shall resign and the individuals serving as executive officers of MCAD immediately after the Closing will be the same individuals (in the same offices) as those of BTX immediately prior to the Closing.

Shareholder Approval

As promptly as practicable after the date of the Merger Agreement, MCAD will prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 which shall include proxy materials in the form of a proxy statement (as amended or supplemented from time to time, the “Form S-4”) for the purpose of soliciting proxies from the shareholders of MCAD and solicit proxies from such stockholders to among other things, vote in favor of the Merger Agreement and the other proposal set forth below at a special meeting of the shareholders of MCAC (the “Special Meeting”) and to register certain securities of MCAD with the SEC.

MCAD will seek stockholder approval of the following proposals: (i) to consider and vote on a proposal to adopt and approve (a) the Agreement and Plan of Merger, dated as of April 6, 2021 (the “Merger Agreement”), by and among MCAD, Merger Sub and BTX, and (b) the Merger and the other transactions contemplated by the Merger Agreement (the “Merger Proposal”), (ii) to consider and vote on a proposal to adopt the proposed amended and restate certificate of incorporation of MCAD (the “Charter Amendment Proposal”), (iii) to consider and vote on, on a non-binding advisory basis, eight separate governance proposals relating to the following material differences between MCAD’s current amended and restated certificate of incorporation and the proposed amended and restated certificate of incorporation (collectively, the “Governance Proposal”), (iv) to consider and vote on a proposal to approve, for purposes of complying with Nasdaq Rules 5635(a) and (b), the issuance of more than 20% of the issued and outstanding MCAD common stock, $.0001 par value, and the resulting change in control in connection with the Merger and for the purposes of complying with Nasdaq Rules 5635(d) the issuance of more than 20% of the issued and outstanding Common Stock in the PIPE Investment (as defined in the Form S-4), upon the completion of the Merger (the “Nasdaq Proposal”); (v) to consider and vote upon a proposal to elect, effective as of the consummation of the Merger certain directors to serve on the MCAD Board of Directors (the “Directors Proposal”); (vi) to consider and vote on a proposal to approve the 2021 Equity Incentive Plan, a copy of which will be included in the proxy statement mailed to shareholders (the “Incentive Plan Proposal”); (vii) to consider and vote on a proposal to approve the 2021 Employee Stock Purchase Plan, a copy of which will be included in the proxy statement mailed to shareholders (the “Employee Stock Purchase Plan Proposal”); and (viii) to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Merger Proposal, the Nasdaq Proposal, the Directors Proposal, the Charter Amendment Proposal or the Incentive Plan Proposals (the “Adjournment Proposal” and collectively with the Merger Proposal, the Charter Amendment Proposal, the Governance Proposal the Nasdaq Proposal, the Directors Proposal, the Incentive Plan Proposal, and the Employment Stock Purchase Plan Proposal, the “MCAD Proposals”).

Closing

The Closing will be on a date to be specified by MCAD and BTX, but in no event later than three business days following the satisfaction or waiver of all of the closing conditions. It is expected that the Closing will occur in the late second or third quarter of 2021. The Merger Agreement includes an outside Closing date of August 31, 2021.

Representations and Warranties; Covenants

MCAD, Merger Sub and BTX have made customary representations, warranties and covenants in the Merger Agreement, including, among other things, covenants with respect to the conduct of MCAD and BTX prior to the Closing. The parties have also agreed to customary “no shop” obligations, their ability and authority to enter into the Merger Agreement and the capitalization of MCAD and BTX, respectively. The representations and warranties of MCAD, Merger Sub and BTX will not survive the Closing of the Merger.

Conditions to Closing

The obligation of the parties to consummate the Merger is conditioned on, among other things, the satisfaction or waiver (where permissible) by MCAD and BTX of the following conditions, (a) the stockholders of both MCAD and BTX have approved the Merger, (b) the stockholders of MCAD have approved and adopted the MCAD Proposals; (c) The representations and warranties of MCAD, Merger Sub and BTX set forth in the Merger Agreement are true and correct in all material respects, as of its date and as of the Closing Date; (d) there shall have been no Material Adverse Effect (as defined in the Merger Agreement) (e) after giving effect to all redemptions of MCAD Common Stock in connection with the Merger, the net tangible assets held by MCAD shall be equal to at least $5,000,001; (f) the MCAD Common Stock to be issued in the Merger and pursuant to the Subscription Agreements (as defined below) shall have been approved for listing on the Nasdaq Capital Market; (g) certain BTX Shareholders have entered into a lock-up agreement and (h) the PIPE Financing discussed below shall have been consummated pursuant to the Subscription Agreements.

Termination

The Merger Agreement may be terminated at any time by MCAD or BTX under certain circumstances, including, among other things, (i) by mutual written consent of MCAD and BTX; (ii) by either MCAD or BTX if the Closing has not occurred by August 31, 2021, (iii) by MCAD or BTX if MCAD has not obtained the required approval by MCAD stockholders or if BTX has not obtained the required approval of BTX shareholders.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual Merger Agreement which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Additional Agreements to be Executed at the Signing of the Merger Agreement

Parent Support Agreement

Contemporaneously with the execution of the Merger Agreement, certain holders of the MCAD Common Stock entered into the Parent Support Agreement, pursuant to which such holders agreed to approve the Merger Agreement and the proposed Merger.

The foregoing description of the Parent’s Support Agreement is qualified in its entirety by reference to the full text of Parent Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Company Support Agreement

Contemporaneously with the execution of the Merger Agreement, certain holders of BTX common stock entered into the Company Support Agreement, pursuant to which such holders agreed to approve the Merger Agreement and the proposed Merger.

The foregoing description of the Company Support Agreement is qualified in its entirety by reference to the full text of Company Support Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

PIPE Subscription Agreements and PIPE Registration Rights

In connection with the proposed Merger, MCAD has obtained commitments from interested accredited investors (each a “Subscriber”) to purchase shares of MCAD Common Stock which will be issued in connection with the Closing (the “PIPE Shares”), for an aggregate cash amount of $50,000,000 at a purchase price of $10.00 per share, in a private placement (the “PIPE”). Certain offering related expenses are payable by MCAD, including customary fees payable to the placement agents, Cowen. Such commitments are being made by way of the Subscription Agreements (the “PIPE Subscription Agreements”), by and among each Subscriber and MCAD. The purpose of the sale of the PIPE Shares is to raise additional capital for use in connection with the Merger and to meet the minimum cash requirements provided in the Merger Agreement. The PIPE Shares are identical to the shares of MCAD Common Stock that will be held by MCAD’s public stockholders at the time of the Closing, except that the PIPE Shares will not be entitled to any redemption rights and will not be registered with the SEC. The closing of the sale of PIPE Shares (the “PIPE Closing”) will be contingent upon the substantially concurrent consummation of the Merger. The PIPE Closing will occur on the date of, and immediately prior to, the consummation of the Merger.

Pursuant to the PIPE Subscription Agreement Agreements, MCAD has agreed to file (at MCAD’s sole cost and expense) a registration statement registering the resale of the shares of common stock to be purchased in the private placement (the “PIPE Resale Registration Statement”) with the Securities and Exchange Commission (the “SEC”) no later than thirty (30) calendar days following the Closing. MCAD will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as practical but no later than the earlier of (i) the 90th calendar day following the filing date thereof (in the event the SEC notifies MCAD that it will “review” the PIPE Resale Registration Statement) and (ii) the 5th business day after the date MCAD is notified by the SEC that the PIPE Resale Registration Statement will not be “reviewed” or will not be subject to further review. (The rights set forth above granted to the Subscribers pursuant to the PIPE Subscription Agreements are defined as the “PIPE Registration Rights”

Each PIPE Subscription Agreement will terminate upon the earlier to occur of (i) such date and time as the Merger Agreement is terminated in accordance with its terms, (ii) upon the mutual written agreement of each of the parties to the PIPE Subscription Agreements, (iii) any of the conditions to the PIPE Closing are not satisfied or waived on or prior to the PIPE Closing and, as a result thereof, the transactions contemplated by the Subscription Agreement are not consummated at the PIPE Closing or (iv) August 31, 2021.

The foregoing descriptions of the PIPE Subscription Agreements and the PIPE Registration Rights contained therein are qualified in their entirety by reference to the full text of the Form of the PIPE Subscription Agreement, a copy of which is included as Exhibit 10.3, to this Current Report on Form 8-K, and incorporated herein by reference.

Additional Agreements to be Executed at Closing

Lock-Up Agreement

In connection with the Closing, the BTX shareholders will each agree, subject to certain customary exceptions, not to (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any shares of MCAD Common Stock held by them (such shares, together with any securities convertible into or exchangeable for or representing the rights to receive shares of MCAD Common Stock if any, acquired during the Lock-Up Period (as defined below), the “Lock-up Shares”), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until the date that is 6 months after the Closing Date (the “Lock-Up Period”).

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

MCAD Amended and Restated Registration Rights Agreement

At the closing, MCAD will enter into an amended and restated registration rights agreement (the “MCAD Amended and Restated Registration Rights Agreement”) with certain existing stockholders of MCAD with respect to the shares of MCAD Common Stock they own at the Closing, and the BTX shareholders of MCAD with respect to the Merger Consideration. The MCAD Amended and Restated Registration Rights Agreement will require MCAD to, among other things, file a resale shelf registration statement on behalf of the stockholders no later than 60 days after the closing of the Business Combination. The MCAD Amended and Restated Registration Rights Agreement will also provide certain demand registration rights and piggyback registration rights to the stockholders, subject to underwriter cutbacks and issuer blackout periods. MCAD will agree to pay certain fees and expenses relating to registrations under the MCAD Amended and Restated Registration Rights Agreement.

The foregoing description of the MCAD Amended and Restated Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of MCAD Amended and Restated Registration Rights Agreement, a copy of which is included as Exhibit 10.5 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the heading “PIPE Subscription Agreements and PIPE Registration Rights” is incorporated by reference herein. The PIPE Shares that may be issued in connection with the Subscription Agreements will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

On April 7, 2021, MCAD and BTX issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is the form of presentation to be used by MCAD in presentations for certain of MCAD’s security holders and other persons. Such exhibits and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein is the transcript of a prerecorded presentation made by management of MCAD and BTX regarding the transaction. Such exhibits and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information And Where To Find It

In connection with the proposed Business Combination, MCAD will file a registration statement on Form S-4 containing proxy materials in the form of a proxy statement with the SEC. The Form S-4 will include a proxy statement to be distributed to holders of MCAD’s common stock in connection with MCAD’s solicitation of proxies for the vote by MCAD’s shareholders with respect to the proposed Business Combination and other matters as described in the Form S-4, as well as the prospectus relating to the offer of securities to be issued to BTX’s stockholders in connection with the proposed Business Combination. After the Form S-4 has been filed and declared effective, MCAD will mail a definitive proxy statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the Form S-4, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about MCAD, BTX and the proposed Business Combination. Additionally, MCAD will file other relevant materials with the SEC in connection with the Business Combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Securityholders of MCAD are urged to read the Form S-4 and the other relevant materials when they become available before making any voting decision with respect to the proposed Business Combination because they will contain important information about the Business Combination and the parties to the Business Combination.

Participants in the Solicitation

MCAD and BTX and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transactions under the rules of the SEC. Security holders may obtain more detailed information regarding the names, affiliations, and interests of certain of MCAD’s executive officers and directors in the solicitation by reading MCAD’s Form S-4 and other relevant materials filed with the SEC in connection with the Business Combination when they become available. Information about the directors and executive officers of MCAD is set forth in MCAD’s annual report for the year ended December 31, 2021 on Form 10-K (the “Form 10-K”), which was filed with the SEC on March 30, 2021. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed Business Combination will be set forth in the Form S-4 when it is filed with the SEC. These documents can be obtained free of charge at www.sec.gov.

BTX and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MCAD in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in Form S-4 filed in connection with the proposed Business Combination.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of MCAD or BTX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K and the attachments hereto contain forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the parties’ ability to close the proposed Business Combination, the anticipated benefits of the proposed Business Combination, and the financial condition, results of operations, earnings outlook and prospects of MCAD and/or BTX and may include statements for the period following the consummation of the proposed Business Combination. In addition, any statements that refer to projections (including EBITDA, adjusted EBITDA, EBITDA margin and revenue projections), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of MCAD and BTX, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including: risks related to BTX’s strategies and its prescription digital therapeutics (“PDTs”), such as the willingness of the FDA to approve PDTs and insurance companies to reimburse their use; the ability to complete the proposed business combination due to the failure to obtain approval from MCAD stockholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of MCAD’s common stock; the ability to recognize the anticipated benefits of the business combination, and other risks and uncertainties included under the header “Risk Factors” in the registration statement on Form S-4 to be filed by MCAD in the final prospectus of MCAD for its initial public offering dated January 7, 2021 and its annual report on Form 10-K for the year ended December 31, 2020, and in MCAD’s other filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 6, 2021, by and among Mountain Crest Acquisition Corp. II, MCAD Merger Sub Inc. and Better Therapeutics, Inc.*
10.1	Parent Support Agreement, dated as of April 6, 2021, by and among Mountain Crest Acquisition Corp. II and founding stockholders of Mountain Crest Acquisition Corp. II
10.2	Company Support Agreement, dated as of April 6, 2021, by and among Better Therapeutics, Inc. and certain stockholders of Better Therapeutics, Inc.
10.3	Form of Subscription Agreement
10.4	Form of Lock-Up Agreement
10.5	Form of Amended & Restated Registration Rights Agreement
99.1	Press Release, dated April 7, 2021
99.2	Investor Presentation, dated March 2021
99.3	Transcript of Pre-Recorded Management Presentation, dated April 7, 2021

*	Exhibits and schedules have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2021

MOUNTAIN CREST ACQUISITION CORP. II

By:	/s/ Suying Liu
Name:	Suyling Liu
Title:	Chief Executive Officer